Exhibit 10.1

NINTH AMENDMENT
TO
LOAN AND SECURITY AGREEMENT

This Ninth Amendment to Loan and Security Agreement is entered into as of September 21, 2018 (the “Amendment”), by and between HERITAGE BANK OF COMMERCE (“Bank”) and BRIDGELINE DIGITAL, INC. (“Borrower”).

RECITALS

Borrower and Bank are parties to that certain Loan and Security Agreement dated as of June 9, 2016 and as amended from time to time, including pursuant to that certain First Amendment to Loan and Security Agreement dated as of August 15, 2016, that certain Second Amendment to Loan and Security Agreement dated as of December 12, 2016, that certain Third Amendment to Loan and Security Agreement dated as of August 10, 2017, that certain Fourth Amendment to Loan and Security Agreement dated as of October 6, 2017, that certain Fifth Amendment to Loan and Security Agreement dated as of November 27, 2017, that certain Sixth Amendment to Loan and Security Agreement dated as of February 1, 2018, that certain Seventh Amendment to Loan and Security Agreement dated as of May 10, 2018, and that certain Eighth Amendment to Loan and Security Agreement dated as of August 10, 2018 (collectively, the “Agreement”). The parties desire to amend the Agreement in accordance with the terms of this Amendment.

NOW, THEREFORE, the parties agree as follows:

1.       Section 6.9(b) of the Agreement is amended and restated in its entirety to read as follows:

(b)     Performance to Plan – Adjusted EBITDA. Borrower’s minimum quarterly Adjusted EBITDA for the fiscal quarters ended on June 30, 2018 and September 30, 2018, and ending on December 31, 2018, shall be at least the amount set forth on Exhibit D. Borrower and Bank shall mutually agree upon minimum quarterly Adjusted EBITDA amounts for subsequent fiscal quarters no later than September 30, 2018.

2.        Section 6.9(c) of the Agreement is amended and restated in its entirety to read as follows:

(c)      Minimum Cash. Borrower shall maintain at all times at least $250,000 in unrestricted cash in its accounts at Bank. At all times on and after any repayment is made on the Subordinated Debt incurred by Borrower on or after September 7, 2018 pursuant to certain Term Notes issued by Borrower in the aggregate principal amount of $941,176, Borrower shall maintain at all times at least $500,000 in unrestricted cash in its accounts at Bank.

3.       Exhibit D to the Agreement is replaced in its entirety with the Exhibit D separately provided by Bank to Borrower. The parties agree and acknowledge that the financial covenants for the quarters ended June 30, 2018 and September 30, 2018 have previously been established as set forth on Exhibit D and the covenant for the June 30, 2018 quarter was satisfied. This Amendment establishes the reporting and financial covenants for the quarter ending on December 31, 2018.

4.       Borrower represents and warrants that the representations and warranties contained in the Agreement are true and correct as of the date of this Amendment, and no Event of Default has occurred and is continuing.

5.       Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof. Borrower ratifies and reaffirms the continuing effectiveness of all agreements entered into in connection with the Agreement.

6.       This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original hereof.

7.        As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

(a)     payment of an amendment fee in the amount of $2,500 plus all Bank Expenses incurred through the date of this Amendment; and

(b)     such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

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IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

BRIDGELINE DIGITAL, INC. By: /s/ Micahel D. Prinn Name: Michael D. Prinn Title: CFO
HERITAGE BANK OF COMMERCE By: /s/ Karla Schrader Name: Karla Schrader Title: Vice President

Exhibit D
Compliance Certificate

TO:	HERITAGE BANK OF COMMERCE

FROM:	BRIDGELINE DIGITAL, INC.

The undersigned authorized officer of BRIDGELINE DIGITAL, INC. hereby certifies that in accordance with the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the “Agreement”), (i) Borrower is in complete compliance for the period ending _______________ with all required covenants except as noted below and (ii) all representations and warranties of Borrower stated in the Agreement are true and correct as of the date hereof. Attached herewith are the required documents supporting the above certification. The Officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required		Complies

A/R & A/P Agings	Monthly within 30 days		Yes	No
Sales journal	Monthly within 30 days		Yes	No
Collections journal	Monthly within 30 days		Yes	No
Borrowing Base Certificate	Monthly within 30 days		Yes	No
Deferred Revenue Schedule	Monthly within 30 days		Yes	No
Balance Sheet and Income Statement	Monthly within 30 days		Yes	No
Compliance Certificate	Monthly within 30 days		Yes	No
Quarterly Financial statements/Form 10-Q	Quarterly within 5 days of filing		Yes	No
Annual Financial Statements/Form 10-K/ (CPA audited)	Annually within 5 days of filing		Yes	No
Borrower’s tax returns and schedule (CPA prepared)	Annually within 5 days of filing but no later than October 31st of each year		Yes	No
Personal Guarantor’s personal financial statements	Annually no later than October 31st of each year (or more frequently as Bank may request)		Yes	No
A/R and Collateral audit	Semi-annually		Yes	No
IP Notices	As required under Section 6.10		Yes	No

Financial Covenant	Required	Actual	Complies

Asset Coverage Ratio	1.40 : 1.00	_____: 1.00	Yes	No
Maximum quarterly Adjusted EBITDA Loss for:
Quarter ending 6/30/18 and beyond	($415,000)	$__________	Yes	No
Quarter ending 9/30/18 and beyond	($424,000)	$__________	Yes	No
Quarter ending 12/31/18 and beyond	($415,000)	$__________	Yes	No
Quarter ending 3/31/19 and beyond	TBD	$__________	Yes	No

Comments Regarding Exceptions: See Attached.	BANK USE ONLY

Received by: __________________________________________________________
Sincerely,	AUTHORIZED SIGNER

Date: ________________________________________________________________

_______________________________________________	Verified: ______________________________________________________________
SIGNATURE	AUTHORIZED SIGNER

_______________________________________________	Date: _________________________________________________________________
TITLE
	Compliance Status	Yes No
_______________________________________________
DATE